OTHER FINANCIAL ITEMS (Summary of Other Financial Items) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Other Financial Items [Abstract]
Net cash movement on non-designated derivatives and swap settlements	$ (1,692)	$ (3,558)
Net gain in fair value movements of non-designated derivatives	12,718	6,937
Change in allowance for expected credit losses	582	716
Other items	(1,525)	(338)
Total other financial items, net	$ 10,083	$ 3,757